EXECUTION VERSION Published CUSIP Numbers: Deal: 75473EAG4 Revolver: 75473EAH2 CREDIT AGREEMENT Dated as of February 19, 2019 among RAYMOND JAMES FINANCIAL, INC. and RAYMOND JAMES & ASSOCIATES, INC., as the Borrowers, BANK OF AMERICA, N.A., as Administrative Agent and a Swing Line Lender, CITIBANK, N.A., JPMORGAN CHASE BANK, N.A. and REGIONS BANK, as Co-Syndication Agents and Swing Line Lenders, U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent and a Swing Line Lender, and THE OTHER LENDERS PARTY HERETO Arranged By: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CITIBANK, N.A., JPMORGAN CHASE BANK, N.A. and REGIONS CAPITAL MARKETS, a division of Regions Bank, as Joint Lead Arrangers and Joint Bookrunners CHAR1\1635542v6

TABLE OF CONTENTS ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ...................................................................... 1  1.01  Defined Terms. ................................................................................................................... 1  1.02  Other Interpretive Provisions. ........................................................................................... 21  1.03  Accounting Terms. ............................................................................................................ 22  1.04  Rounding. .......................................................................................................................... 22  1.05  Times of Day; Rates. ........................................................................................................ 23  ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS ...................................................... 23  2.01  Revolving Loans. .............................................................................................................. 23  2.02  Borrowings, Conversions and Continuations of Revolving Loans. .................................. 25  2.03  [Reserved]. ........................................................................................................................ 26  2.04  Swing Line Loans. ............................................................................................................ 26  2.05  Prepayments. ..................................................................................................................... 30  2.06  Termination or Reduction of Aggregate Revolving Commitments. ................................. 31  2.07  Repayment of Loans. ........................................................................................................ 32  2.08  Interest. ............................................................................................................................. 32  2.09  Fees. .................................................................................................................................. 32  2.10  Computation of Interest and Fees. .................................................................................... 33  2.11  Evidence of Debt. ............................................................................................................. 33  2.12  Payments Generally; Administrative Agent’s Clawback. ................................................. 34  2.13  Sharing of Payments by Lenders. ..................................................................................... 35  2.14  [Reserved]. ........................................................................................................................ 36  2.15  Defaulting Lenders. .......................................................................................................... 36  ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY ....................................................... 38  3.01  Taxes. ................................................................................................................................ 38  3.02  Illegality. ........................................................................................................................... 42  3.03  Inability to Determine Rates. ............................................................................................ 43  3.04  Increased Costs; Reserves on Eurodollar Rate Loans. ...................................................... 45  3.05  Compensation for Losses. ................................................................................................. 46  3.06  Mitigation Obligations; Replacement of Lenders. ............................................................ 47  3.07  Survival. ............................................................................................................................ 47  ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS .............................................. 47  4.01  Conditions of Initial Credit Extension. ............................................................................. 47  4.02  Conditions to all Credit Extensions. ................................................................................. 49  ARTICLE V REPRESENTATIONS AND WARRANTIES ..................................................................... 49  5.01  Existence, Qualification and Power. ................................................................................. 50  5.02  Authorization; No Contravention. .................................................................................... 50  5.03  Governmental Authorization; Other Consents. ................................................................. 50  5.04  Binding Effect. .................................................................................................................. 50  5.05  Financial Statements; No Material Adverse Effect. .......................................................... 50  5.06  Litigation. .......................................................................................................................... 51  5.07  Taxes. ................................................................................................................................ 51  5.08  ERISA Compliance. .......................................................................................................... 51  5.09  Margin Regulations; Investment Company Act................................................................ 52  5.10  Disclosure. ........................................................................................................................ 52  i CHAR1\1635542v6

5.11	Compliance with Laws.	53
5.12	OFAC.	53
5.13	Anti-Corruption Laws.	53
5.14	EEA Financial Institution.	53
5.15	EEA Broker-Dealer.	53
ARTICLE VI AFFIRMATIVE COVENANTS		54
6.01	Financial Statements.	54
6.02	Certificates; Other Information.	55
6.03	Notices.	56
6.04	Payment of Taxes.	57
6.05	Preservation of Existence, Etc.	57
6.06	Capital Requirements..	57
6.07	Maintenance of Insurance.	57
6.08	Compliance with Laws.	57
6.09	Books and Records.	57
6.10	Inspection Rights.	58
6.11	Use of Proceeds.	58
6.12	Anti-Corruption Laws; Sanctions.	58
6.13	Registration Status.	58
6.14	Regulatory Matters.	58
ARTICLE VII NEGATIVE COVENANTS		59
7.01	Liens.	59
7.02	Investments.	60
7.03	Indebtedness.	61
7.04	Fundamental Changes.	63
7.05	Dispositions.	63
7.06	Restricted Payments.	63
7.07	Change in Nature of Business.	64
7.08	Transactions with Affiliates.	64
7.09	Burdensome Agreements.	64
7.10	Use of Proceeds.	64
7.11	Financial Covenants.	64
7.12	Sanctions.	65
7.13	Anti-Corruption Laws.	65
ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES		65
8.01	Events of Default.	65
8.02	Remedies Upon Event of Default.	67
8.03	Application of Funds.	68
ARTICLE IX ADMINISTRATIVE AGENT		69
9.01	Appointment and Authority.	69
9.02	Rights as a Lender.	69
9.03	Exculpatory Provisions.	69
9.04	Reliance by Administrative Agent.	70
9.05	Delegation of Duties.	70
9.06	Resignation of Administrative Agent.	71
9.07	Non-Reliance on Administrative Agent and Other Lenders.	72
9.08	No Other Duties; Etc.	72

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9.09  Administrative Agent May File Proofs of Claim. ............................................................. 72  9.10  Certain ERISA Matters. .................................................................................................... 73  ARTICLE X [Reserved] ............................................................................................................................. 74  ARTICLE XI MISCELLANEOUS ............................................................................................................ 74  11.01  Amendments, Etc. ............................................................................................................. 74  11.02  Notices; Effectiveness; Electronic Communications. ....................................................... 76  11.03  No Waiver; Cumulative Remedies; Enforcement. ............................................................ 78  11.04  Expenses; Indemnity; Damage Waiver. ............................................................................ 78  11.05  Payments Set Aside. ......................................................................................................... 80  11.06  Successors and Assigns. ................................................................................................... 80  11.07  Treatment of Certain Information; Confidentiality. .......................................................... 84  11.08  Rights of Setoff. ................................................................................................................ 85  11.09  Interest Rate Limitation. ................................................................................................... 85  11.10  Counterparts; Integration; Effectiveness. .......................................................................... 86  11.11  Survival of Representations and Warranties. .................................................................... 86  11.12  Severability. ...................................................................................................................... 86  11.13  Replacement of Lenders. .................................................................................................. 87  11.14  Governing Law; Jurisdiction; Etc. .................................................................................... 87  11.15  Waiver of Jury Trial. ......................................................................................................... 88  11.16  No Advisory or Fiduciary Responsibility. ........................................................................ 89  11.17  Electronic Execution of Assignments and Certain Other Documents. ............................. 89  11.18  USA PATRIOT Act Notice. ............................................................................................. 89  11.19  Acknowledgement and Consent to Bail-In of EEA Financial Institutions. ...................... 90  iii CHAR1\1635542v6

SCHEDULES 2.01 Commitments and Applicable Percentages 7.01 Liens Existing on the Closing Date 7.02 Investments Existing on the Closing Date 7.03 Indebtedness Existing on the Closing Date 11.02 Certain Addresses for Notices EXHIBITS 2.02 Form of Loan Notice 2.04 Form of Swing Line Notice 2.05 Form of Notice of Loan Prepayment 2.11(a) Form of Note 3.01 Forms of U.S. Tax Compliance Certificates 6.02 Form of Compliance Certificate 11.06(b) Form of Assignment and Assumption i CHAR1\1635542v6

CREDIT AGREEMENT This CREDIT AGREEMENT is entered into as of February 19, 2019 among RAYMOND JAMES FINANCIAL, INC., a Florida corporation (“RJF”), RAYMOND JAMES & ASSOCIATES, INC., a Florida corporation (“RJA” and together with RJF, each a “Borrower” and collectively the “Borrowers”), the Lenders (defined herein), the Swing Line Lenders (defined herein) and BANK OF AMERICA, N.A., as Administrative Agent. The Borrowers have requested that the Lenders provide credit facilities for the purposes set forth herein, and the Lenders are willing to do so on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acquisition”, by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of either (a) all or substantially all of the property of, or a line of business or division of, another Person or (b) at least a majority of the Voting Stock of another Person, in each case whether or not involving a merger or consolidation with such other Person. “Act” has the meaning set forth in Section 11.18. “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 or such other address or account as the Administrative Agent may from time to time notify to the Borrowers and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by and approved by the Administrative Agent. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The initial amount of the Aggregate Revolving Commitments in effect on the Closing Date is $500,000,000. “Agreement” means this Credit Agreement. “Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Revolving Commitments represented by such Lender’s CHAR1\1635542v6

Revolving Commitment at such time; provided that if the commitment of each Lender to make Revolving Loans has been terminated pursuant to Section 8.02 or if the Aggregate Revolving Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption or other documentation pursuant to which such Lender becomes a party hereto, as applicable. The Applicable Percentages shall be subject to adjustment as provided in Section 2.15.

"Applicable Rate" means the following percentages per annum, based on the applicable rate per annum set forth in the below table:

Pricing Level	**Debt Rating of RJF (S&P/Moody's)**	**Facility Fee**	**With respect to Loans made to RJF:**		**With respect to Loans made to RJA:**	
			Applicable Margin for Eurodollar Rate Loans and for Swing Line Loans bearing interest at the LIBOR Market Index Rate	**Applicable Margin for Base Rate Loans**	**Applicable Margin for Eurodollar Rate Loans and for Swing Line Loans bearing interest at the LIBOR Market Index Rate**	**Applicable Margin for Base Rate Loans**
I	≥ A/A2	12.5 bps	100.0 bps	0.0 bps	87.5 bps	0.0 bps
II	A-/A3	15.0 bps	110.0 bps	10.0 bps	97.5 bps	0.0 bps
III	BBB+/Baa1	17.5 bps	132.5 bps	32.5 bps	120.0 bps	20.0 bps
IV	BBB/Baa2	22.5 bps	152.5 bps	52.5 bps	127.5 bps	27.5 bps
V	≤ BBB-/Baa3	27.5 bps	172.5 bps	72.5 bps	147.5 bps	47.5 bps

Each change in the Applicable Rate resulting from a change in the Debt Rating of RJF shall be effective for the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the above, (a) if at any time there is a split in the Debt Ratings between S&P and Moody's, and the Debt Ratings differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level I being the highest and the Debt Rating for Pricing Level V being the lowest); (b) if there is a split in Debt Ratings between S&P and Moody's of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply; (c) if RJF has only one Debt Rating, such Debt Rating shall apply; and (d) if RJF does not have any Debt Rating, Pricing Level V shall apply.

"Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

"Arrangers" means Merrill Lynch, Pierce, Fenner & Smith, Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation's or any of its subsidiaries' investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Citibank, N.A., JPMorgan Chase Bank, N.A. and Regions Capital Markets, a division of Regions Bank, in their capacity as joint lead arrangers and joint bookrunners.

"Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit 11.06(b) or any other form

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(including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. “Attributable Indebtedness” means, with respect to any Person on any date, (a) in respect of any Capitalized Lease Obligation, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease, (c) in respect of any Securitization Transaction, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment and (d) in respect of any Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease. “Audited Financial Statements” means the audited consolidated balance sheet of the applicable Borrower and its Subsidiaries for the fiscal years ended 2016, 2017 and 2018, and the related consolidated statements of income or operations, shareholders’ equity and cash flows of such Borrower and its Subsidiaries for such fiscal year, including the notes thereto. “Availability Period” means, with respect to the Revolving Commitments, the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Revolving Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Lender to make Loans. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank of America” means Bank of America, N.A. and its successors. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Rate plus 1.0%; and if Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. 3 CHAR1\1635542v6

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” and “Borrowers” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York or Charlotte, North Carolina, and, if such day relates to any Swing Line Loan bearing interest at the LIBOR Market Index Rate or any Eurodollar Rate Loan, means any such day that is also a London Banking Day. “Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the applicable Borrower or any of its Subsidiaries free and clear of all Liens (other than Permitted Liens): (a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States or Canada or any agency or instrumentality thereof; (b) demand deposit accounts maintained in the ordinary course of business; (c) time deposits with, or certificates of deposit or bankers’ acceptances of, any commercial bank that (i) is a Lender or Affiliate thereof or (ii) has combined capital and surplus of at least $500,000,000; (d) commercial paper and other short-term notes and debt securities rated at least investment grade by Moody’s or S&P; and (e) Investments, classified in accordance with GAAP as current assets of such Borrower or any of its Subsidiaries, the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b), (c) and (d) of this definition. “Change in Law” means the occurrence, after the Closing Date of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, 4 CHAR1\1635542v6 in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of the Equity Interests of RJF representing 35% or more of the combined voting power of all the Equity Interests of RJF entitled to vote on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); (b) during any period of 12 consecutive months commencing after the Closing Date, a majority of the members of the board of directors or other equivalent governing body of RJF cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) RJF shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100%) of the Voting Stock of RJA. “Closing Date” means the date of this Agreement. “Commitment” means, as to each Lender, the Revolving Commitment of such Lender. “Compliance Certificate” means a certificate substantially in the form of Exhibit 6.02. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period, for the applicable Borrower and its Subsidiaries, an amount equal to Consolidated Net Income (excluding extraordinary and other non-recurring gains and losses and charges) for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges with respect such Borrower and its Subsidiaries for such period, (b) the provision for federal, state, local and foreign income taxes payable by such Borrower and its Subsidiaries for such period, (c) the amount of depreciation and amortization expense for such period, (d) share-based compensation expenses and (e) non-recurring non-cash items. “Consolidated Funded Indebtedness” means, without duplication, (a) all obligations of RJF and its Subsidiaries for all Indebtedness created, assumed or incurred in any manner by RJF and its Subsidiaries representing money borrowed (including by the issuance of debt securities), including (i) Federal Home Loan Bank and Federal Reserve Bank advances to Raymond James Bank National 5 CHAR1\1635542v6

Association and (ii) borrowings at variable interest entities (to the extent recourse to RJF or any of its Subsidiaries), (b) all Indebtedness for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (c) all Indebtedness secured by any Lien upon property of RJF and its Subsidiaries, whether or not RJF and its Subsidiaries has assumed or become liable for the payment of such Indebtedness, (d) all Attributable Indebtedness of RJF and its Subsidiaries, (e) all obligations of RJF and its Subsidiaries on or with respect to drawn letters of credit and bankers’ acceptances, (f) all obligations of RJF and its Subsidiaries evidenced by bonds, debentures, notes or similar instruments, (g) all Indebtedness for borrowed money of any other Person which is directly or indirectly guaranteed by RJF or any of its Subsidiaries or which RJF or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which RJF or any of its Subsidiaries has otherwise assured a creditor against loss and (h) all guarantees of RJF and its Subsidiaries in respect of the foregoing; provided, however, that Consolidated Funded Indebtedness shall not include (i) accounts payable incurred in the ordinary course of business, (ii) short term Indebtedness of broker dealer Subsidiaries of RJF incurred in the ordinary course of business, (iii) obligations of RJF or its Subsidiaries related to hedge obligations incurred in the ordinary course of business and (iv) Federal Home Loan Bank advances to Raymond James Bank National Association up to an amount, at any time, not to exceed, in the aggregate, 5% of Consolidated Total Capitalization at such time (as Consolidated Total Capitalization is calculated immediately prior to giving effect to this clause (iv)). “Consolidated Interest Charges” means, for any period, for any Person, the sum of the following items (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP plus (c) the implied interest component of Synthetic Lease Obligations with respect to such period. “Consolidated Net Income” means, for any period, for the applicable Borrower and its Subsidiaries on a consolidated basis, net income (or loss) for such period, as determined in accordance with GAAP. “Consolidated Tangible Net Worth” means, at any date for which it is to be determined, the sum of (a) Consolidated Net Worth as of such date, minus (b) the book value, as of such date, of all intangible assets, including, without limitation, goodwill, of the applicable Borrower and its Subsidiaries, as determined in accordance with GAAP. “Consolidated Total Capitalization” means the sum of (a) Consolidated Funded Indebtedness plus (b) Consolidated Net Worth. “Consolidated Net Worth” means, at any date for which it is to be determined, the consolidated stockholders’ equity of the applicable Borrower and its Subsidiaries, as determined in accordance with GAAP. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. 6 CHAR1\1635542v6

“Credit Extension” means any Borrowing. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody’s of a Person’s non-credit-enhanced, senior unsecured long-term debt. The Debt Rating in effect at any date is the Debt Rating that is in effect at the close of business on such date. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) with respect to any Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto and (b) with respect to any Obligation for which a rate is not specified or available, a rate per annum equal to the Base Rate plus the Applicable Rate for the applicable Borrower for Revolving Loans that are Base Rate Loans plus two percent (2%), in each case, to the fullest extent permitted by applicable Law. “Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrowers, any Swing Line Lender or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender 7 CHAR1\1635542v6

(subject to Section 2.15(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrowers, the Swing Line Lenders and each other Lender promptly following such determination. “Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware. “Delaware Divided LLC” means any Delaware LLC which has been formed upon consummation of a Delaware LLC Division. “Delaware LLC Division” means (a) the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act or (b) the statutory division of any limited liability company organized under the laws of any other jurisdiction into two or more limited liability companies pursuant to the applicable provisions of such jurisdiction’s limited liability company laws. “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by the applicable Borrower or any Subsidiary, including any Sale and Leaseback Transaction and any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and including any disposition of property to a Delaware Divided LLC (or a limited liability company formed under the laws of another jurisdiction, if applicable) pursuant to a Delaware LLC Division. “Dollar” and “$” mean lawful money of the United States. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 11.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)). “Environmental Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. 8 CHAR1\1635542v6

“Environmental Liability” means any liability (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the applicable Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the applicable Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code), and with respect to which liability to such Borrower is reasonably expected to attach. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the applicable Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the applicable Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or, to the knowledge of the applicable Borrower, that a Multiemployer Plan is in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Internal Revenue Code or Sections 303, 304 and 305 of ERISA, as applicable (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the applicable Borrower or any ERISA Affiliate or (i) a failure by the applicable Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by such Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar Rate” means: 9 CHAR1\1635542v6

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars for a period equal in length to such Interest Period) (“LIBOR”) as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two (2) Business Days prior to such date for Dollar deposits with a term of one month commencing that day; provided that if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Eurodollar Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate.” “Event of Default” has the meaning specified in Section 8.01. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), 3.01(a)(iii) or 3.01(c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Existing Credit Agreement” means that certain Credit Agreement, dated as of August 6, 2015, among RJF, each lender from time to time party thereto, each swing line lender from time to time party thereto and Bank of America, as administrative agent. “Facility Fee” has the meaning set forth in Section 2.09(a). “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) all Commitments have terminated and (b) all Obligations arising under the Loan Documents have been paid in full (other than contingent indemnification obligations). “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. 10 CHAR1\1635542v6

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. “FINRA” means the Financial Industry Regulatory Authority, Inc., or any other self-regulatory body which succeeds to the functions of the Financial Industry Regulatory Authority, Inc. “Foreign Lender” means (a) if the applicable Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if such Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to a Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). 11 CHAR1\1635542v6

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein. “Impacted Loans” has the meaning specified in Section 3.03(a). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the face amount of any letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services, in each case, other than trade accounts payable in the ordinary course of business; (e) Indebtedness secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) Attributable Indebtedness; 12 CHAR1\1635542v6

(g) all Indebtedness for borrowed money of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which such Person has otherwise assured a creditor against a loss; (h) all obligations of such Person to mandatorily purchase, redeem, retire, defease or otherwise make any payment in respect of any preferred Equity Interest on or prior to the date that is 91 days following the Maturity Date; and (i) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, (x) the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person and (y) the amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. Furthermore, it shall be understood and agreed that for purposes of determining what constitutes Indebtedness of the applicable Borrower or any of its Subsidiaries, Indebtedness shall include any obligation that would be included in Consolidated Funded Indebtedness. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning specified in Section 11.04(b). “Information” has the meaning specified in Section 11.07. “Interest Payment Date” means (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date; and (c) as to any Swing Line Loan based on the LIBOR Market Index Rate, the last Business Day of each March, June, September and December and the Maturity Date. “Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, or upon the consent of all Lenders, such other period that is twelve months or less (in each case, subject to availability), as selected by the applicable Borrower in its Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and 13 CHAR1\1635542v6

(c) no Interest Period shall extend beyond the Maturity Date. “Internal Revenue Code” means the Internal Revenue Code of 1986. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “IRS” means the United States Internal Revenue Service. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of Law. “Lenders” means each of the Persons identified as a “Lender” on the signature pages hereto, each other Person that becomes a “Lender” in accordance with this Agreement and their successors and assigns and, as the context requires, includes the Swing Line Lenders. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “LIBOR” has the meaning specified in the definition of Eurodollar Rate. “LIBOR Market Index Rate” means, for any day, in the case of Dollars, the rate for one month interbank offered rate for deposits in Dollars appearing on the Bloomberg Screen Page (or such other commercially available source providing such quotation as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m. (London time) on such day, or if such day is not a London Banking Day, then the immediately preceding London Banking Day (or if not so reported, then as determined by the Administrative Agent from another recognized source or interbank quotation). “LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “LIBOR Successor Rate” has the meaning specified in Section 3.03(c). “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent in consultation with the Borrowers, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the 14 CHAR1\1635542v6

Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement). “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Revolving Loan or a Swing Line Loan. “Loan Documents” means this Agreement and each Note. “Loan Notice” means a notice of (a) a Borrowing of Revolving Loans, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, in each case pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit 2.02 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) appropriately completed and signed by a Responsible Officer of the applicable Borrower. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the business, operations, financial condition, assets, liabilities or properties of any Borrower and its Subsidiaries taken as a whole; (b) a material impairment of (i) the rights and remedies of the Administrative Agent or any Lender under the Loan Documents or (ii) the ability of such Borrower to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against such Borrower of any Loan Document to which it is a party. “Maturity Date” means February 19, 2024; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan that has two or more contributing sponsors (including any Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. 15 CHAR1\1635542v6

“Net Capital Ratio” means, as of any date of determination, the percentage of net capital to aggregate debit items of any Person subject to the Net Capital Rule 15c3-1 promulgated by the SEC and computed in accordance with the Formula for Determination of Reserve Requirements for Brokers and Dealers, (Exhibit A to Rule 15c3-3). “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” has the meaning specified in Section 2.11(a). “Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit 2.05 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer. “Obligations” means with respect to any Borrower all advances to, and debts, liabilities, obligations, covenants and duties of, such Borrower arising under any Loan Document or otherwise with respect to any Loan, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against such Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non- U.S. jurisdiction) and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, 16 CHAR1\1635542v6 performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Outstanding Amount” means with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any Loans occurring on such date. “Participant” has the meaning specified in Section 11.06(d). “Participant Register” has the meaning specified in Section 11.06(d). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. “Pension Funding Rules” means the rules of the Internal Revenue Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Internal Revenue Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Internal Revenue Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any “employee pension benefit plan” (including a Multiple Employer Plan, or a Multiemployer Plan) that is maintained or is contributed to by the applicable Borrower and any ERISA Affiliate thereof or with respect to which the applicable Borrower or any ERISA Affiliate thereof has any liability and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code. “Permitted Acquisition” means any Acquisition; provided that (a) no Default shall have occurred and be continuing or would result from such Acquisition, and (b) the applicable Borrower shall be in compliance with the financial covenants set forth in Section 7.11(a) or (b), as applicable, on a pro forma basis after giving effect to such Acquisition. “Permitted Liens” means, at any time, Liens in respect of property of the applicable Borrower or any Subsidiary permitted to exist at such time pursuant to the terms of Section 7.01. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan, but other than a Multiemployer Plan), maintained for employees of the applicable Borrower or any ERISA Affiliate thereof or any such Plan to which the applicable Borrower any ERISA Affiliate thereof is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.02. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. 17 CHAR1\1635542v6

“Recipient” means the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder. “Register” has the meaning specified in Section 11.06(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the applicable notice period has been waived. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Revolving Loans, a Loan Notice and (b) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that the amount of any participation in any Swing Line Loan that such Defaulting Lender has failed to fund that has not been reallocated to and funded by another Lender shall be deemed to be held by the applicable Swing Line Lender in making such determination. “Resignation Effective Date” has the meaning specified in Section 9.06. “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer, general partner or controller of the applicable Borrower, and, solely for purposes of the delivery of incumbency certificates, the secretary or any assistant secretary of such Borrower and, solely for purposes of notices given pursuant to Article II, any other officer or employee of such Borrower so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of such Borrower designated in or pursuant to an agreement between such Borrower and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of the applicable Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Borrower. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and appropriate authorization documentation, in form and substance reasonably satisfactory to the Administrative Agent. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interests or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent Person thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment. “Revolving Commitment” means, as to each Lender, (a) its obligation to make Revolving Loans to each Borrower pursuant to Section 2.01 and (b) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender 18 CHAR1\1635542v6 becomes a party hereto or in any documentation executed by such Lender pursuant to Section 2.01(b), as applicable as such amount may be adjusted from time to time in accordance with this Agreement. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and its participation in outstanding Swing Line Loans. “Revolving Loan” has the meaning specified in Section 2.01(a)(i). “RJA” has the meaning specified in the introductory paragraph hereto. “RJF” has the meaning specified in the introductory paragraph hereto. “RJF Sublimit” means $300,000,000. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Sale and Leaseback Transaction” means, with respect to any Person, any arrangement, directly or indirectly, whereby such Person shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanction(s)” means any sanction administered or enforced by the United States Government, including OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority. “Scheduled Unavailability Date” has the meaning specified in Section 3.03(c). “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of such Person. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which (a) a majority of the shares of Voting Stock is at the time beneficially owned by such Person and (b) is required to be consolidated into the financial statements of such Person in accordance with GAAP. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the applicable Borrower. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the 19 CHAR1\1635542v6 foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Commitment” means, as to each Swing Line Lender, its obligation to make Swing Line Loans to each Borrower pursuant to Section 2.04 in an aggregate principal amount at any one time outstanding not to exceed, when added to its pro rata share of all Revolving Loans outstanding, its individual Commitment hereunder. “Swing Line Lender” means each of Bank of America, Citibank, N.A., JPMorgan Chase Bank, N.A., Regions Bank, U.S. Bank National Association and any other Lender that agrees to provide Swing Line Loans in its sole discretion (and with the consent of the Borrowers and the Administrative Agent), in each case its capacity as provider of Swing Line Loans up to its Swing Line Commitment. “Swing Line Loan” has the meaning specified in Section 2.04(a)(i). “Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit 2.04 or such other form as is approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Threshold Amount” means $75,000,000. “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments of such Lender at such time and the Revolving Credit Exposure of such Lender at such time. “Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans and all Swing Line Loans. 20 CHAR1\1635542v6

“Type” means, with respect to any Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan. “United States” and “U.S.” mean the United States of America. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3). “Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Loan Document or Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, Preliminary Statements of and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any Law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such Law and any reference to any Law or regulation shall, unless otherwise specified, refer to such Law or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all assets and properties, tangible and intangible, real and personal, including cash, securities, accounts and contract rights. 21 CHAR1\1635542v6

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of any Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP (including the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrowers shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. 1.04 Rounding. 22 CHAR1\1635542v6

Any financial ratios required to be maintained by any Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day; Rates. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any comparable or successor rate thereto. ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 Revolving Loans. (a) Revolving Loans. (i) Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to RJF in Dollars from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any Borrowing of Revolving Loans by RJF, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (ii) the Total Revolving Outstandings to RJF shall not exceed the RJF Sublimit, (iii) the aggregate Outstanding Amount of the Revolving Loans of any Lender plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment and (iv) the Outstanding Amount of Revolving Loans of any Swing Line Lender plus the aggregate Outstanding Amount of Swing Line Loans made by such Swing Line Lender shall not exceed such Swing Line Lender’s Commitment. Within the limits of each Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, RJF may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Loans to RJF may be Base Rate Loans or Eurodollar Rate Loans, or a combination thereof, as further provided herein, provided, however, all Borrowings by RJF made on the Closing Date shall be made as Base Rate Loans, unless a funding indemnity letter in form and substance reasonably satisfactory to the Administrative Agent is received at least three Business Days prior to the Closing Date (along with the applicable Loan Notice). (ii) Subject to the terms and conditions set forth herein, each Lender severally agrees to make Revolving Loans to RJA in Dollars from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans 23 CHAR1\1635542v6

shall not exceed such Lender’s Commitment and (iii) the Outstanding Amount of Revolving Loans of any Swing Line Lender plus the aggregate Outstanding Amount of Swing Line Loans made by such Swing Line Lender shall not exceed such Swing Line Lender’s Commitment. Within the limits of each Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, RJA may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Loans to RJA may be Base Rate Loans or Eurodollar Rate Loans, or a combination thereof, as further provided herein, provided, however, all Borrowings by RJA made on the Closing Date shall be made as Base Rate Loans, unless a funding indemnity letter in form and substance reasonably satisfactory to the Administrative Agent is received at least three Business Days prior to the Closing Date (along with the applicable Loan Notice). (b) Increases of the Aggregate Revolving Commitments. The Borrowers shall have the right, upon at least five Business Days’ prior written notice to the Administrative Agent, to increase the Aggregate Revolving Commitments by up to $250,000,000 in the aggregate in one or more increases, at any time prior to the Maturity Date, subject, however, in any such case, to satisfaction of the following conditions precedent: (i) the Aggregate Revolving Commitments shall not exceed $750,000,000 without the consent of the Required Lenders; (ii) no Default shall have occurred and be continuing on the date on which such increase is to become effective; (iii) the representations and warranties set forth in Article V shall be true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as drafted) on and as of the date on which such increase is to become effective, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as drafted) as of such earlier date; (iv) such increase shall be in a minimum amount of $10,000,000 and in integral multiples of $5,000,000 in excess thereof; (v) such requested increase shall only be effective upon receipt by the Administrative Agent of (A) additional Revolving Commitments in a corresponding amount of such requested increase from either existing Lenders and/or one or more other institutions that qualify as Eligible Assignees (it being understood and agreed that no existing Lender shall be required to provide an additional Revolving Commitment) and (B) documentation from each institution providing an additional Revolving Commitment evidencing its additional Revolving Commitment and its obligations under this Agreement in form and substance acceptable to the Administrative Agent; (vi) the Administrative Agent shall have received all documents (including resolutions of the board of directors of the Borrowers) it may reasonably request relating to the corporate or other necessary authority for such increase and the validity of such increase in the Aggregate Revolving Commitments, and any other matters relevant 24 CHAR1\1635542v6 thereto, all in form and substance reasonably satisfactory to the Administrative Agent; and (vii) if any Revolving Loans are outstanding at the time of the increase in the Aggregate Revolving Commitments, the Borrowers shall, if applicable, prepay one or more existing Revolving Loans (such prepayment to be subject to Section 3.05) in an amount necessary such that after giving effect to the increase in the Aggregate Revolving Commitments, each Lender will hold its pro rata share (based on its Applicable Percentage of the increased Aggregate Revolving Commitments) of outstanding Revolving Loans. (c) Several Liability. Each Borrower shall be liable on a several, but not joint, basis for its Borrowings and Obligations hereunder and neither Borrower shall be liable for the Borrowings or Obligations of the other Borrower hereunder. 2.02 Borrowings, Conversions and Continuations of Revolving Loans. (a) Each Borrowing, each conversion of Revolving Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 12:00 noon (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of, Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Section 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Loan Notice shall specify (i) whether the applicable Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the applicable Borrower fails to specify a Type of a Loan in a Loan Notice or if such Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the applicable Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted. (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available 25 CHAR1\1635542v6 funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by such Borrower. (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders, and unless repaid, each outstanding Eurodollar Rate Loan shall be converted to a Base Rate Loan at the end of the Interest Period applicable thereto. (d) The Administrative Agent shall promptly notify the applicable Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the applicable Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten Interest Periods in effect. (f) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all of the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the applicable Borrower, the Administrative Agent and such Lender. (g) This Section 2.02 shall not apply to Swing Line Loans. 2.03 [Reserved]. 2.04 Swing Line Loans. (a) Swing Line Facility. (i) Subject to the terms and conditions set forth herein, each Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, shall unless (i) any Lender at such time is a Defaulting Lender and (ii) a Swing Line Lender has not entered into arrangements satisfactory to it with the Borrowers or such Defaulting Lender to eliminate the Swing Line Lender’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to such Defaulting Lender (in which case a Swing Line Lender may in its discretion), make loans (each such loan, a “Swing Line Loan”) to RJF in Dollars from time to time on any Business Day during the Availability Period; provided, however, that after giving effect to any Borrowing of Swing Line Loans by RJF, (i) the Total Revolving Outstandings 26 CHAR1\1635542v6

shall not exceed the Aggregate Revolving Commitments, (ii) the Total Revolving Outstandings to RJF shall not exceed the RJF Sublimit, (iii) the aggregate Outstanding Amount of the Revolving Loans of any Lender plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans (other than with respect to any Swing Line Loans made by such Lender in its capacity as a Swing Line Lender) plus the Outstanding Amount of all Swing Line Loans made by such Lender in its capacity as a Swing Line Lender (less the amount of participations funded by the other Lenders in such Swing Line Loans) shall not exceed such Lender’s Revolving Commitment and (iv) the Outstanding Amount of Revolving Loans of any Swing Line Lender plus the aggregate Outstanding Amount of Swing Line Loans made by such Swing Line Lender shall not exceed such Swing Line Lender’s Commitment; provided, further, that RJF shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, RJF may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan to RJF shall bear interest only at a rate based on the Base Rate or the LIBOR Market Index Rate. Immediately upon the making of a Swing Line Loan to RJF, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from a Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan. (ii) Subject to the terms and conditions set forth herein, each Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, shall unless (i) any Lender at such time is a Defaulting Lender and (ii) a Swing Line Lender has not entered into arrangements satisfactory to it with the Borrowers or such Defaulting Lender to eliminate the Swing Line Lender’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to such Defaulting Lender (in which case a Swing Line Lender may in its discretion), make Swing Line Loans to RJA in Dollars from time to time on any Business Day during the Availability Period; provided, however, that after giving effect to any Borrowing of Swing Line Loans by RJA, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans (other than with respect to any Swing Line Loans made by such Lender in its capacity as a Swing Line Lender) plus the Outstanding Amount of all Swing Line Loans made by such Lender in its capacity as a Swing Line Lender (less the amount of participations funded by the other Lenders in such Swing Line Loans) shall not exceed such Lender’s Revolving Commitment and (iii) the Outstanding Amount of Revolving Loans of any Swing Line Lender plus the aggregate Outstanding Amount of Swing Line Loans made by such Swing Line Lender shall not exceed such Swing Line Lender’s Commitment; provided, further, that RJA shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, RJA may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan to RJA shall bear interest only at a rate based on the Base Rate or the LIBOR Market Index Rate. Immediately upon the making of a Swing Line Loan to RJA, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from a Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan. 27 CHAR1\1635542v6

(b) Borrowing Procedures. Each Borrowing of Swing Line Loans shall be made upon the applicable Borrower’s irrevocable notice to the applicable Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) a Swing Line Loan Notice; provided, that, each telephonic notice by such Borrower pursuant to this Section 2.04(b) must be confirmed promptly by delivery to the applicable Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of such Borrower. Each such notice must be received by the applicable Swing Line Lender and the Administrative Agent not later than 3:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof, (ii) whether such Swing Line Loan shall bear interest at the Base Rate or at the LIBOR Market Index Rate and (iii) the requested borrowing date, which shall be a Business Day. If the applicable Borrower fails to specify whether such Swing Line Loan should bear interest at the Base Rate or at the LIBOR Market Index Rate, then the applicable Swing Line Loan shall bear interest at the Base Rate. Each such telephonic notice must be confirmed promptly by delivery to the applicable Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Promptly after receipt by the applicable Swing Line Lender of any telephonic Swing Line Loan Notice, such Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, such Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the applicable Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 3:30 p.m. on the date of the proposed Borrowing of Swing Line Loans (A) directing a Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a)(i) or 2.04(a)(ii), as applicable, or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the applicable Swing Line Lender shall, on or before the later of (x) 4:00 p.m. and (y) two hours after receipt of the Swing Line Loan Notice on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the applicable Borrower either by (i) crediting the account of such Borrower on the books of such Swing Line Lender with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the applicable Swing Line Lender by such Borrower. (c) Refinancing of Swing Line Loans. (i) Each Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of any Borrower (which hereby irrevocably authorizes each Swing Line Lender to so request on its behalf), that each Lender make a Revolving Loan that is a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans held by such Swing Line Lender then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice); provided that, after giving effect to such Borrowing, the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. The applicable Swing Line Lender shall furnish the applicable Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable 28 CHAR1\1635542v6

Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds for the account of the applicable Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing of Revolving Loans in accordance with Section 2.04(c)(i), the request for Revolving Loans that are Base Rate Loans submitted by the applicable Swing Line Lender as set forth herein shall be deemed to be a request by the applicable Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the applicable Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Lender fails to make available to the Administrative Agent for the account of a Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), such Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by such Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by such Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the applicable Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against a Swing Line Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the applicable Borrower to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if a Swing Line Lender receives any payment on account of such Swing Line Loan, such Swing Line Lender will distribute to such Lender 29 CHAR1\1635542v6 its Applicable Percentage thereof in the same funds as those received by such Swing Line Lender. (ii) If any payment received by a Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by such Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the applicable Swing Line Lender in its discretion), each Lender shall pay to the applicable Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the applicable Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lenders. Each Swing Line Lender shall be responsible for invoicing the applicable Borrower for interest on the Swing Line Loans. Until each Lender funds its Revolving Loans that are Base Rate Loans or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the applicable Swing Line Lender. (f) Payments Directly to Swing Line Lender. Each Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the applicable Swing Line Lender. 2.05 Prepayments. (a) Revolving Loans. Each Borrower may, upon delivery of a Notice of Loan Prepayment from such Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty; provided that (A) such Notice of Loan Prepayment must be received by the Administrative Agent not later than 12:00 noon (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any such prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); and (C) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by any Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Aggregate Revolving Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.15, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages. 30 CHAR1\1635542v6

(b) Swing Line Loans. Each Borrower may, upon notice to the applicable Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the applicable Swing Line Lender and the Administrative Agent not later than 3:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by any Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (c) Mandatory Prepayment. If for any reason at any time (i) the Total Revolving Outstandings to RJF exceed the RJF Sublimit then in effect then RJF shall immediately prepay Loans in an aggregate amount equal to such excess or (ii) the Total Revolving Outstandings exceed the Aggregate Revolving Commitments then in effect, one or both of the Borrowers shall immediately prepay Loans in an aggregate amount equal to such excess. 2.06 Termination or Reduction of Aggregate Revolving Commitments. (a) The Borrowers may, upon notice to the Administrative Agent, terminate the Aggregate Revolving Commitments, or from time to time permanently reduce the Aggregate Revolving Commitments; provided, that, (i) any such notice shall be received by the Administrative Agent not later than 12:00 noon three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, and (iv) if the Aggregate Revolving Commitments are reduced below $300,000,000, the RJF Sublimit shall be reduced to an amount equal to the Aggregate Revolving Commitments. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Revolving Commitments. Any reduction of the Aggregate Revolving Commitments shall be applied to the Revolving Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination. Notwithstanding the foregoing, a notice of termination of the Aggregate Revolving Commitments delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. (b) RJF may, upon notice to the Administrative Agent, terminate the RJF Sublimit, or from time to time permanently reduce the RJF Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 12:00 noon three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, and (iii) RJF shall not terminate or reduce the RJF Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings of RJF would exceed the RJF Sublimit. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the RJF Sublimit, including any reduction pursuant to Section 2.06(a). 31 CHAR1\1635542v6

2.07 Repayment of Loans. (a) Revolving Loans. Each Borrower shall severally repay to the Lenders on the Maturity Date the aggregate principal amount of all Revolving Loans of such Borrower outstanding on such date. (b) Swing Line Loans. Each Borrower shall severally repay each Swing Line Loan of such Borrower on the earlier of (i) ten (10) Business Days after such Swing Line Loan was made and (ii) the Maturity Date; provided that no Swing Line Loan can be repaid with another Swing Line Loan. 2.08 Interest. (a) Subject to the provisions of subsection (b) below, (i) each Revolving Loan that is a Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Rate for the applicable Borrower, (ii) each Revolving Loan that is a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of the Base Rate plus the Applicable Rate for the applicable Borrower and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to, at the applicable Borrower’s option, (x) the Base Rate plus the Applicable Rate for the applicable Borrower or (y) the LIBOR Market Index Rate plus the Applicable Rate for the applicable Borrower. (b) (i) If any amount of principal of any Loan is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) If any amount (other than principal of any Loan) payable by any Borrower under any Loan Document is not paid when due, whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. (a) Facility Fee. The Borrowers shall pay to the Administrative Agent, for the account of each Lender in accordance with its Applicable Percentage, a facility fee equal to the product of (i) the Applicable Rate times (ii) the actual daily amount of the Aggregate Revolving Commitments (or, if the Aggregate Revolving Commitments have terminated, on the Outstanding 32 CHAR1\1635542v6

Amount of all Loans), regardless of usage, subject to adjustment as provided in Section 2.15 (the “Facility Fee”). The Facility Fee shall accrue at all times during the Availability Period (and thereafter so long as any Loans remain outstanding), including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period (and, if applicable, thereafter on demand); provided, that (A) no Facility Fee shall accrue on the Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (B) any Facility Fee accrued with respect to the Revolving Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by any Borrower so long as such Lender shall be a Defaulting Lender. The Facility Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. For purposes of clarification, Swing Line Loans shall not be counted towards or considered usage of the Aggregate Revolving Commitments for purposes of determining the facility fee. (b) Other Fees. The Borrowers shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.11 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to any Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of any Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, each Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each such promissory note shall be in the form of Exhibit 2.11(a) (a “Note”). Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. 33 CHAR1\1635542v6

(b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by any Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by any Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by such Borrower, the interest rate applicable to Base Rate Loans. If the applicable Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the applicable Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. 34 CHAR1\1635542v6

(ii) Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in Swing Line Loans held by it, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that: 35 CHAR1\1635542v6

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in Swing Line Loans to any assignee or participant, other than an assignment to any Borrower or any Subsidiary (as to which the provisions of this Section shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. 2.14 [Reserved]. 2.15 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis on any amounts owing by that Defaulting Lender to the Swing Line Lenders hereunder; third, as the Borrowers may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fourth, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fifth, to the payment of any amounts owing to the Lenders or Swing Line Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender or Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such 36 CHAR1\1635542v6

Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that, if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans and funded and unfunded participations in Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and no Borrower shall be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Borrowers shall have otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non- Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 11.19, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under applicable Law prepay Swing Line Loans, pro rata, in an amount equal to each Swing Line Lender’s Fronting Exposure. (b) Defaulting Lender Cure. If the applicable Borrower (so long as no Event of Default has occurred and is continuing), the Administrative Agent and the Swing Line Lenders agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively 37 CHAR1\1635542v6 with respect to fees accrued or payments made by or on behalf of the applicable Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or any Borrower, then the Administrative Agent or such Borrower shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below. (ii) If any Borrower or the Administrative Agent shall be required by the Internal Revenue Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Internal Revenue Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by such Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (iii) If any Borrower or the Administrative Agent shall be required by any applicable Laws other than the Internal Revenue Code to withhold or deduct any Taxes from any payment, then (A) such Borrower or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Borrower or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by such Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an 38 CHAR1\1635542v6 amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, each Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Tax Indemnifications. (i) Each Borrower shall, and does hereby, severally indemnify each Recipient, and shall make payment in respect thereof within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each Borrower shall, and does hereby indemnify the Administrative Agent, and shall make payment in respect thereof within ten days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. (ii) Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that no Borrower has already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of any Borrower to do so), (y) the Administrative Agent and each Borrower, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and each Borrower, as applicable, against any Excluded Taxes attributable to such Lender that are payable or paid by the Administrative Agent or any Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. As soon as practicable, after any payment of Taxes by any Borrower to a Governmental Authority as provided in this Section 3.01, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Status of Lenders; Tax Documentation. 39 CHAR1\1635542v6

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), 3.01(e)(ii)(B) and 3.01(e)(ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W- 8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal 40 CHAR1\1635542v6

Revenue Code, (x) a certificate substantially in the form of Exhibit 3.01- A to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.01-B or Exhibit 3.01-C, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.01-D on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to such Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date. 41 CHAR1\1635542v6

(iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify such Borrower and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Borrower or with respect to which such Borrower has paid additional amounts pursuant to this Section 3.01, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Borrower, upon the request of the Recipient, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to the applicable Borrower pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person. (g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Aggregate Revolving Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to perform any of its obligations hereunder or make, maintain or fund or charge interest with respect to any Credit Extensions or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, (i) any obligation of such Lender to issue, make, maintain, fund or charge interest with respect to any such Credit Extension or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender, shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with 42 CHAR1\1635542v6 a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, each Borrower shall also pay accrued interest on the amount so prepaid or converted. 3.03 Inability to Determine Rates. (a) If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (B) (x) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan and (y) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to clause (i), “Impacted Loans”), or (ii) the Required Lenders determine that for any reason the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify each Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in Section 3.03(a)(ii), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. (b) Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a)(i) of this Section, the Administrative Agent, in consultation with the Borrowers and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a)(i) of this Section, (2) the Administrative Agent or the Required Lenders notify the Borrowers that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has 43 CHAR1\1635542v6 imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrowers written notice thereof. (c) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrowers) that the Borrowers or the Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period (including because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary); (ii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”); or (iii) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.03(c), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR; then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrowers may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrowers may revoke any pending requests for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. 44 CHAR1\1635542v6

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. 3.04 Increased Costs; Reserves on Eurodollar Rate Loans. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or any other amount) then, upon request of such Lender, the applicable Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Swing Line Loans held by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time each Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrowers shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that no Borrower shall be required to 45 CHAR1\1635542v6 compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender, as the case may be, notifies such Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). Notwithstanding any other provisions of this Section 3.04, no Lender shall demand compensation pursuant to this Section 3.04, and no Borrower shall be required to compensate any such Lender, if such Lender shall not at the time be demanding such compensation from similar debtors in similar industries and in similar circumstances under comparable provisions of other credit agreements to which it is a party. (e) Reserves on Eurodollar Rate Loans. Each Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan; provided, that, such Borrower shall have received at least ten (10) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender. If a Lender fails to give notice ten (10) days prior to the relevant Interest Payment Date, such additional interest shall be due and payable ten (10) days from receipt of such notice. 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, each Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by such Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurodollar Rate Loan on the date or in the amount notified by such Borrower; or (c) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by such Borrower pursuant to Section 11.13; including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained but excluding any loss of anticipated profits. Each Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by any Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded. 46 CHAR1\1635542v6

3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make any Credit Extension to any Borrower through any Lending Office; provided, that, the exercise of this option shall not affect the obligation of such Borrower to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires any Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of such Borrower such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrowers may replace such Lender in accordance with Section 11.13. 3.07 Survival. All of the obligations of each Borrower under this Article III shall survive termination of the Aggregate Revolving Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions of Initial Credit Extension. This Agreement shall become effective upon, and the obligation of each Lender to make its initial Credit Extension hereunder is subject to, the satisfaction of the following conditions precedent: (a) Documentation. Receipt by the Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent and each Lender: (i) Loan Documents. Executed counterparts of this Agreement and the other Loan Documents, each properly executed by a Responsible Officer of each Borrower and, in the case of this Agreement, by each Lender. (ii) Opinions of Counsel. Favorable opinions of legal counsel to the Borrowers, addressed to the Administrative Agent and each Lender, dated as of the Closing Date. 47 CHAR1\1635542v6

(iii) Organization Documents, Resolutions, Etc. (A) copies of the Organization Documents of each Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Borrower to be true and correct as of the Closing Date; (B) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Borrower is a party; and (C) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation (iv) Financial Statements. The Audited Financial Statements and the quarterly financial statements of each Borrower and its Subsidiaries (in the form required by Section 6.01(b)) for the quarter ended December 31, 2018. (v) Closing Certificate. A certificate signed by a Responsible Officer of each Borrower certifying that (A) the conditions specified in Sections 4.01(b) and (c) and 4.02(a) and 4.02(b) have been satisfied and (B) that there has been no event or circumstance since September 30, 2018 that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect. (vi) Existing Credit Agreement. Evidence that all Indebtedness in connection with the Existing Credit Agreement has been, or concurrently with the Closing Date is being, repaid in full, and that all commitments under the Existing Credit Agreement have been, or concurrently with the Closing Date are being, terminated. (b) Litigation. There shall not exist any action, suit, investigation or proceeding pending or, to the knowledge of any Borrower, threatened in any court or before an arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect. (c) Consents. All governmental, shareholder and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained and all such consents and approvals shall be in force and effect. (d) Know Your Customer; Beneficial Ownership. (i) Upon the reasonable request of any Lender, each Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations (including the Act) and (ii) any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower. 48 CHAR1\1635542v6

(e) Fees. Receipt by the Administrative Agent, the Arrangers and the Lenders of any fees required to be paid on or before the Closing Date. (f) Attorney Costs. The Borrowers shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date; it being understood that the Borrowers are responsible for all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent in connection with the documentation, negotiation and closing of this Agreement and all documents related thereto whether or not such amounts have been invoiced prior to the Closing Date, including amounts incurred subsequent to the Closing Date. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent: (a) The representations and warranties of the applicable Borrower contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (other than those representations and warranties qualified by materiality, in which case they shall be true and correct in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (other than those representations and warranties qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date. (b) No Default with respect to the applicable Borrower shall exist, or would result from such proposed Credit Extension or from the immediate application of the proceeds thereof (if applicable). (c) The Administrative Agent and, if applicable, the applicable Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) submitted by any Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V REPRESENTATIONS AND WARRANTIES 49 CHAR1\1635542v6

Each Borrower (except, with respect to Section 5.15, RJA only) represents and warrants to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. Such Borrower and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by such Borrower of each Loan Document to which it is a party have been duly authorized by all necessary corporate or other organizational action, and do not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Borrower of this Agreement or any other Loan Document other than those that have already been obtained and are in full force and effect. 5.04 Binding Effect. Each Loan Document has been duly executed and delivered by such Borrower. Each Loan Document constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding on equity or law. 5.05 Financial Statements; No Material Adverse Effect. (a) The financial statements delivered by such Borrower pursuant to Sections 6.01(a) and 6.01(b) (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of such Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein (subject, in the case of unaudited financial statements, to the absence of footnotes and to normal year-end audit adjustments); and (iii) show all material indebtedness and other liabilities, direct or 50 CHAR1\1635542v6 contingent, of such Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. (b) The Audited Financial Statements of such Borrower (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of such Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby (subject, in the case of unaudited financial statements, to the absence of footnotes and to normal year-end audit adjustments); and (iii) show all material indebtedness and other liabilities, direct or contingent, of such Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. (c) Since September 30, 2018, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect. 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of such Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against such Borrower or any Subsidiary or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or (b) could reasonably be expected to have a Material Adverse Effect. 5.07 Taxes. Such Borrower and its Subsidiaries have filed all federal, state and other material tax returns and reports required to be filed, and have paid all federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (b) to the extent that failure to do so could reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against such Borrower or any Subsidiary that would, if made, have a Material Adverse Effect. 5.08 ERISA Compliance. (a) (i) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state Laws; (ii) each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Internal Revenue Code, or an application for such a letter is currently being processed by the IRS; and (iii) to the best knowledge of such Borrower, nothing has occurred that would reasonably be expected to prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the knowledge of such Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited 51 CHAR1\1635542v6 transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred, and neither any Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) such Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Internal Revenue Code) is 60% or higher and neither such Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither any Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither such Borrower nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (d) As of the Closing Date, such Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise) of one or more Benefit Plans in connection with the Loans or the Commitments. 5.09 Margin Regulations; Investment Company Act. (a) Margin stock (as defined in Regulation U of the Board of Governors of the FRB) constitutes less than 25% of the value of those assets of such Borrower and its Subsidiaries (other than any Subsidiary which is an “exempted borrower” within the meaning of Regulation U of the FRB) which are subject to any limitation on sale, pledge, or other restriction hereunder. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, Regulation U or Regulation X of the Board of Governors of the FRB. (b) None of such Borrower, any Person Controlling such Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.10 Disclosure. (a) No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of such Borrower to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished), taken as a whole, contains, as of the date of such report, financial statement, certificate or other information, any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, such Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 52 CHAR1\1635542v6

(b) As of the Closing Date, the information included in any Beneficial Ownership Certification, if applicable, is true and correct in all respects. 5.11 Compliance with Laws. Such Borrower and each Subsidiary is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 5.12 OFAC. None of such Borrower, nor any of its Subsidiaries, nor, to the knowledge of such Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. Such Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions. 5.13 Anti-Corruption Laws. Such Borrower and its Subsidiaries have conducted their businesses in material compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti- corruption legislation in other applicable jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws. 5.14 EEA Financial Institution. Such Borrower is not an EEA Financial Institution. 5.15 Broker-Dealer. (a) (i) RJA is duly registered as a broker or dealer with the SEC under the Securities Exchange Act of 1934, is a member of FINRA and such other self-regulatory organizations of which it is required to be a member in order to conduct its business as currently conducted, and is duly registered under applicable state Laws. There is no proceeding pending or threatened in writing with respect to the suspension, revocation, or termination of any such registrations and the termination or withdrawal of any such registrations is not contemplated by RJA or any of its Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect. (ii) RJA is in compliance in all material respects with the applicable provisions of the Securities Exchange Act of 1934 and all applicable rules of FINRA and such other self-regulatory organizations except as could not reasonably be expected to have a Material Adverse Effect. (iii) All natural persons associated with RJA required to be registered or licensed with FINRA or with any other self-regulatory organization or other Governmental Authority are duly registered or licensed except where any failure to be so registered or licensed individually, or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 53 CHAR1\1635542v6

(b) To the knowledge of RJA, neither RJA nor any of its “associated persons” (as defined in Section 3(a)(18) of the Securities Exchange Act of 1934) who are required to be registered as such, is currently subject to a statutory disqualification as defined in the Section 3(a)(39) of the Securities Exchange Act of 1934 except for such statutory disqualifications which (i) have been waived by the SEC, (ii) are the subject of an MC-400 or MC-400A approved by FINRA or (ii) could not reasonably be expected to have a Material Adverse Effect. (c) The information contained in the currently effective Form BD (the uniform application for broker-dealer registration) of RJA and any amendments thereto filed with the SEC and FINRA by RJA, was, at the time of filing, complete and accurate in all material respects. (d) RJA has not received a notice from the SEC, FINRA, or any other Governmental Authority, self-regulatory organization or securities exchange of any alleged rule violation or other circumstance which could reasonably be expected to have a Material Adverse Effect. (e) No governmental authorization, and no notice to or filing with, any Governmental Authority or any other third party is required for the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents, except as could not otherwise be expected to have a Material Adverse Effect. ARTICLE VI AFFIRMATIVE COVENANTS Until the Facility Termination Date, each Borrower (except, with respect to Sections 6.13 and 6.14, RJA only) shall and shall cause each of its Subsidiaries to: 6.01 Financial Statements. Deliver to the Administrative Agent for the benefit of each Lender: (a) as soon as available, but in any event within ninety days after the end of each fiscal year of such Borrower, commencing with the fiscal year ending September 30, 2019, a consolidated balance sheet of the such Borrower and its Subsidiaries as at the end of such fiscal year, together with the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and (b) as soon as available, but in any event within forty-five days after the end of each of the first three fiscal quarters of each fiscal year of such Borrower, commencing with the fiscal quarter ending March 31, 2019, a consolidated balance sheet of such Borrower and its Subsidiaries as at the end of such fiscal quarter, together with the related consolidated statements of income or operations for such fiscal quarter and for the portion of such Borrower’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity and cash flows for the portion of such Borrower’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous 54 CHAR1\1635542v6 fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by the chief executive officer, chief financial officer, treasurer or controller of such Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of such Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes. As to any information contained in materials furnished pursuant to Section 6.02(c), such Borrower shall not be separately required to furnish such information under Section 6.01(a) or 6.01(b), but the foregoing shall not be in derogation of the obligation of such Borrower to furnish the information and materials described in Section 6.01(a) or 6.01(b) at the times specified therein. 6.02 Certificates; Other Information. Deliver to the Administrative Agent for the benefit of each Lender: (a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements; (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and 6.01(b), a duly completed Compliance Certificate, in form and substance reasonably satisfactory to the Administrative Agent, signed by the chief executive officer, chief financial officer, treasurer or controller of such Borrower (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes) which shall, among other things, demonstrate compliance with the covenants set forth in Section 7.11(a) or (b), as applicable; (c) promptly after the same are available, copies of all material annual, regular, periodic and special reports and registration statements which such Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (d) promptly, and in any event within five Business Days after receipt thereof by such Borrower or any Subsidiary, copies of each notice or other correspondence (other than normal inquiries received in the ordinary course) received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other material inquiry by such agency regarding financial or other operational results of such Borrower or any Subsidiary; (e) promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including the Act and the Beneficial Ownership Regulation; and (f) promptly, such additional information regarding the business, financial or corporate affairs of such Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. 55 CHAR1\1635542v6

Documents required to be delivered pursuant to Section 6.01(a) or 6.01(b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which such Borrower posts such documents, or provides a link thereto on such Borrower’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on such Borrower’s behalf on an Internet or intranet website (including www.sec.gov/edgar.shtml), if any, to which each Lender and the Administrative Agent have access (whether a commercial, third party website or whether sponsored by the Administrative Agent); provided that: such Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to such Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by such Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Such Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of such Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to such Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market- related activities with respect to such Persons’ securities. Such Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” such Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to such Borrower or its securities for purposes of United States federal and state securities Laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated as “Public Side Information.” Notwithstanding the foregoing, such Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.” 6.03 Notices. Promptly notify the Administrative Agent of: (a) the occurrence of any Default. (b) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) the occurrence of any ERISA Event. (d) any announcement by S&P or Moody’s of any change in a Debt Rating of RJF. 56 CHAR1\1635542v6

Each notice pursuant to this Section 6.03 (other than clause (d)) shall be accompanied by a statement of a Responsible Officer of such Borrower setting forth details of the occurrence referred to therein and stating what action such Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached (if any). 6.04 Payment of Taxes. Pay and discharge as the same shall become due and payable, all its tax liabilities, assessments and governmental charges or levies upon it or its properties, unless (a) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Borrower or the applicable Subsidiary in connection therewith or (b) to the extent that failure to do so could reasonably be expected to have a Material Adverse Effect. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect (i) the legal existence and good standing of such Borrower under the Laws of the jurisdiction of its organization and (ii) the legal existence and good standing of each Subsidiary under the laws of the jurisdiction of its organization, except with respect to a Subsidiary to the extent permitted by Section 7.04; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, in each case, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Capital Requirements. (a) Maintain, and cause each bank Subsidiary (including, with respect to RJF, Raymond James Bank National Association) to maintain, at all times such amount of capital as may be prescribed by such entity’s prudential supervisor, from time to time, whether by regulation, agreement or order; and (b) At all times ensure that each bank Subsidiary (including, with respect to RJF, Raymond James Bank National Association) is “well capitalized” within the meaning of 12 U.S.C. §1831(o), as amended, reenacted or redesignated from time to time. 6.07 Maintenance of Insurance. Maintain insurance reasonably consistent with such Borrower’s past practice, as reviewed and approved by such Borrower’s Audit and Risk Committee of its Board of Directors, with changes based on changes in regulatory requirements, market conditions, or other factors. 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws, and all rules, regulations, orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or rule, regulation, order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. 57 CHAR1\1635542v6

(a) Maintain proper books of record and account in conformity with GAAP; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Borrower or such Subsidiary, as the case may be. 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (provided, that, such Borrower shall have the opportunity to be present at such discussions), all, subject to the proviso below, at the expense of the Administrative Agent and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to such Borrower; provided, however, that when an Event of Default exists the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of such Borrower at any time during normal business hours and without advance notice. 6.11 Use of Proceeds. Use the proceeds of the Credit Extensions to (a) with respect to RJF, (i) refinance any Indebtedness outstanding under the Existing Credit Agreement and (ii) finance working capital and other lawful corporate purposes, and (b) with respect to RJA, finance short-term operating needs; provided that in no event shall the proceeds of the Credit Extensions be used in contravention of any Law or of any Loan Document. It is understood and agreed that Credit Extensions may not be used (x) to repay outstanding advances hereunder or (y) for the purpose of contributing to or meeting any capital requirements applicable to a Borrower or any Subsidiary that is a broker-dealer. 6.12 Anti-Corruption Laws; Sanctions. Conduct its businesses in material compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other applicable jurisdictions and with all applicable Sanctions and maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions. 6.13 Registration Status. Maintain RJA’s (a) registration as a registered “broker-dealer” under the Securities Exchange Act of 1934 and under the Laws of each state in which such registration is required and where a failure to maintain such registration could be likely to have a Material Adverse Effect, and (b) membership with FINRA, except where the failure to maintain such membership could not be reasonably likely to have a Material Adverse Effect. 6.14 Regulatory Matters. (a) Take all reasonable action to maintain all rights, privileges, broker-dealer licenses and memberships and broker-dealer registrations necessary in the normal conduct of RJA’s business, except, in each case, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect 58 CHAR1\1635542v6

(b) Comply with all rules and regulations of the SEC and FINRA applicable to RJA (including such rules and regulations dealing with net capital requirements) and, to the extent applicable to RJA, all similar, equivalent or comparable foreign statutes, rules, regulations and other regulatory requirements, except, in each case, where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. ARTICLE VII NEGATIVE COVENANTS Until the Facility Termination Date, no Borrower shall, nor shall it permit any Subsidiary to: 7.01 Liens. Directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens existing on the Closing Date and listed on Schedule 7.01 and any renewals, extensions or replacements thereof; provided that the property covered thereby is not increased, and with respect to any replacement Lien, the amount of any Indebtedness secured by such Lien shall not be increased; (b) Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies not more than 60 days past due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (c) Liens of carriers, warehousemen, mechanics, materialmen, workmen and repairmen or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted; (d) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security obligations, other than any Lien imposed by ERISA; (e) deposits to secure the performance of bids, tenders, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance and return of money bonds, agreements with utilities and other obligations of a like nature incurred in the ordinary course of business; (f) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (g) Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments), which judgments do not constitute an Event of Default under Section 8.01(h); 59 CHAR1\1635542v6

(h) leases or subleases granted to others not interfering in any material respect with the business of such Borrower or any Subsidiary; (i) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement; (j) normal and customary Liens and rights of setoff upon deposits of cash and securities in favor of banks, brokers or other financial institutions; (k) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection; (l) any Lien existing on property (and the proceeds thereof) existing at the time of its acquisition and any modification, replacement, renewal or extension thereof; provided that such Lien was not created in contemplation of such acquisition; (m) pledges of securities or commodity positions and exchange memberships in the ordinary course of business; (n) deposits or securities with commodity or securities exchanges or clearing organizations, or with other exchanges or markets, in each case in the ordinary course of business; (o) Liens securing purchase money Indebtedness, including Capitalized Lease Obligations and mortgage Indebtedness incurred pursuant to Section 7.03(c); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) such Liens attach to such property within 90 days of the acquisition thereof; (p) (i) Liens securing Indebtedness incurred in compliance with Section 7.03(e), (g), (j) and (k) on the related assets being financed with such Indebtedness, (ii) Liens securing Indebtedness incurred in compliance with Section 7.03(h) on cash or the related assets being financed with such Indebtedness, (iii) Liens on assets of the relevant obligor securing Indebtedness incurred in compliance with Section 7.03(f) or (l) and (iv) Liens on assets of the relevant obligor securing Investments permitted by Section 7.02(g); and (q) other Liens securing Indebtedness or other obligations in an aggregate principal amount not to exceed at any one time, the difference of $300,000,000 less, without duplication, any Indebtedness incurred pursuant to Section 7.03(q); provided, that, the principal amount of Indebtedness and other obligations of RJA secured by any Liens incurred pursuant to this Section 7.01(q) and Indebtedness of RJA incurred pursuant to Section 7.03(q) shall not exceed $75,000,000 in the aggregate at any one time. 7.02 Investments. Directly or indirectly make any Investments, except: (a) Investments existing on the Closing Date set forth on Schedule 7.02; (b) Investments in Cash Equivalents; 60 CHAR1\1635542v6

(c) travel advances and other similar cash advances made to employees in the ordinary course of business; (d) Permitted Acquisitions; (e) So long as no Default shall have occurred and be continuing and no Material Adverse Effect could reasonably be expected to result therefrom, Investments in Subsidiaries; (f) Investments consisting of marketable securities purchased under agreements to resell to the extent entered into in the ordinary course of business; (g) Investments in mortgage, pre-development, construction or other loans, advances or Guarantees not to exceed $300,000,000 in aggregate principal amount at any one time outstanding to finance low income housing projects whose creditworthiness has been underwritten by Raymond James Tax Credit Funds, Inc.; (h) Investments in a Canadian trust fund established and funded to acquire common stock of RJF in the open market in order to make in-kind settlements of restricted stock units granted as bonuses to certain employees of Raymond James Ltd./Raymond James Ltée; and (i) so long as no Event of Default pursuant to Section 8.01(a) or (f) shall have occurred and be continuing, other Investments in the ordinary course. 7.03 Indebtedness. Directly or indirectly create, incur, assume or suffer to exist any Indebtedness of any Subsidiary, except: (a) Indebtedness outstanding on the Closing Date as set forth on Schedule 7.03, including the current revolving credit Indebtedness of Clarivest Asset Management (and renewals, refinancings and extensions thereof); provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) the final maturity date in connection with any such renewal, refinancing or extension shall not be earlier than the earliest of (x) the existing maturity date of such Indebtedness and (y) the Maturity Date. (b) obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business and not for purposes of speculation; (c) (i) purchase money Indebtedness, including Capitalized Lease Obligations and mortgage Indebtedness hereafter incurred to finance the purchase, construction or improvement of assets and renewals, refinancings and extensions thereof; (d) so long as such Borrower is in compliance with the financial covenants set forth in Section 7.11(a) or (b), as applicable, on a pro forma basis after giving effect thereto, Indebtedness (i) of any Person that is merged or consolidated with and into such Borrower or any Subsidiary and (ii) of any Person that becomes a Subsidiary as a result of an Acquisition to the 61 CHAR1\1635542v6 extent, in each case, that such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary; (e) short-term Indebtedness of broker dealer Subsidiaries incurred in the ordinary course of business; (f) Indebtedness of Raymond James Bank National Association consisting of Federal Home Loan Bank or Federal Reserve Bank borrowings; (g) marketable securities sold under agreements to repurchase entered into in the ordinary of business; (h) (i) moneys due to counterparties under stock loan transactions in respect of marketable securities, (ii) liabilities to customers for cash on deposit, (iii) liabilities to brokers, dealers and clearing organizations relating to the settlement of securities transactions and (iv) monies due to counterparties under interest rate and credit default swap transactions, in each case under clauses (i) through (iv) arising, or pursuant to transactions entered into, in the ordinary course of business; (i) Indebtedness of any Subsidiary to such Borrower or any other Subsidiary; (j) Non-recourse Indebtedness of RJF and its Subsidiaries incurred in connection with merchant banking activities in an aggregate principal amount not to exceed $100,000,000 at any time outstanding; (k) Non-recourse Indebtedness related to investments in real estate partnerships owed by variable interest entities of any Subsidiary of RJF and in an aggregate principal amount not to exceed the value of associated assets reflected on RJF’s balance sheet; (l) working capital facilities entered into in the ordinary course of business by Subsidiaries of RJF that are not located or organized in any State in the United States or the District of Columbia, in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding; (m) endorsements of instruments for deposit or collection in the ordinary course of business; (n) letters of credit issued by Raymond James Bank National Association or any other banking Subsidiary in the ordinary course of business; (o) Guarantees by Raymond James Bank National Association of payment in the event of default for exposure under interest rate swaps on behalf of corporate borrowers doing business with Raymond James Capital Services, Inc.; (p) Guarantees of Indebtedness otherwise permitted by this Section 7.03; and (q) other unsecured Indebtedness in an aggregate principal amount not to exceed the difference of $300,000,000 less, without duplication, the principal amount of Indebtedness and other obligations secured by any Liens incurred pursuant to Section 7.01(q); provided, that, Indebtedness of RJA incurred pursuant to this Section 7.03(q) and the principal amount of 62 CHAR1\1635542v6

Indebtedness and other obligations of RJA secured by any Liens incurred pursuant to Section 7.01(q) shall not exceed $75,000,000 in the aggregate at any one time. 7.04 Fundamental Changes. Directly or indirectly, merge, dissolve, liquidate or consolidate with or into another Person (including pursuant to a Delaware LLC Division), except that (a) such Borrower may merge or consolidate with any Subsidiary or any other Person; provided, that, (i) such Borrower shall be the continuing or surviving Person and (ii) the Borrowers may not merge with each other, (b) any Subsidiary may be merged or consolidated with or into any other Subsidiary or any other Person; provided, that, if such merger or consolidation involves either Raymond James Bank National Association or RJA, then such Subsidiary shall be the continuing or surviving Person, and (c) any Subsidiary (other than Raymond James Bank National Association or RJA) may dissolve, liquidate or wind up its affairs at any time; provided, that, such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect. 7.05 Dispositions. Directly or indirectly, make any Disposition (including pursuant to a Delaware LLC Division) except: (a) Dispositions in the ordinary course of business; and (b) other Dispositions, so long as the amount of assets disposed of pursuant to this clause (b) during the most recently ended four consecutive quarterly period for which financial statements have been delivered pursuant to Section 6.01 do not exceed, in the aggregate, the lesser of (i) 20% of consolidated total assets of such Borrower and its Subsidiaries, as determined in accordance with GAAP, as of the most recent quarter end and (ii) 20% of Consolidated EBITDA for the most recently ended four consecutive quarter period. 7.06 Restricted Payments. Directly or indirectly, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that: (a) each Subsidiary may declare and make Restricted Payments to such Borrower; (b) such Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common Equity Interests of such Person; (c) each Subsidiary may declare and make Restricted Payments ratably to holders of its Equity Interests; (d) such Borrower may repurchase Equity Interests upon the exercise of stock options if such Equity Interests represent a portion of the exercise price of such options; (e) such Borrower may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in such Borrower in connection with the exercise of warrants, options or other securities convertible into or exchangeable for common stock of such Borrower; and 63 CHAR1\1635542v6

(f) such Borrower may declare and make Restricted Payments if, immediately before and after giving effect thereto, (i) no Event of Default shall have occurred and be continuing and (ii) such Borrower is in compliance with the financial covenants set forth in Section 7.11(a) or (b), as applicable, on a pro forma basis after giving effect thereto. 7.07 Change in Nature of Business. Directly or indirectly, engage in any business or activity that is substantially different from the businesses and activities of such Borrower and its Subsidiaries on the Closing Date and any business or activity reasonably related, complementary, ancillary or incidental thereto, other than any business or activity that is immaterial to such Borrower and its Subsidiaries taken as a whole. 7.08 Transactions with Affiliates. Directly or indirectly, enter into or permit to exist any transaction or series of transactions with any Affiliate of such Person (other than transactions among such Borrower and its Subsidiaries), whether or not in the ordinary course, other than on fair and reasonable terms substantially as favorable to such Borrower or such Subsidiary as would be obtainable by such Borrower or such Subsidiary with a non- affiliate in an arm’s length transaction. 7.09 Burdensome Agreements. Directly or indirectly, enter into, or permit to exist, any Contractual Obligation that with respect to any Subsidiary, encumbers or restricts the ability of such Subsidiary to (a) make Restricted Payments to such Borrower, (b) pay any Indebtedness or other obligation owed to such Borrower, (c) make loans or advances to such Borrower or (d) transfer any of its property to such Borrower, except for (i) this Agreement and the other Loan Documents, (ii) any document or instrument governing Indebtedness secured by Liens pursuant to Sections 7.01(o) or (p); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (iii) any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (iv) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 7.05 pending the consummation of such sale, (v) customary provisions in joint venture agreements and other similar agreements and (vi) customary provisions restricting assignment contained in leases, subleases, licenses and other agreements. 7.10 Use of Proceeds. Directly or indirectly, use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. 7.11 Financial Covenants. (a) With respect to RJF: (i) Consolidated Debt to Capitalization Ratio. At any time, permit the ratio of (i) Consolidated Funded Indebtedness to (ii) Consolidated Total Capitalization to be greater than 0.35 to 1.00. 64 CHAR1\1635542v6

(ii) Consolidated Tangible Net Worth. At any time, permit Consolidated Tangible Net Worth of RJF and its Subsidiaries to be less than the sum of (i) $4,133,000,000 plus (ii) an amount equal to fifty percent (50.0%) of the net cash proceeds from the issuance of Equity Interests by RJF or any Subsidiary subsequent to the Closing Date plus (iii) fifty percent (50%) of Consolidated Net Income of RJF and its Subsidiaries, to the extent positive, for any quarter end subsequent to the Closing Date. (iii) Capital Ratio. At any time, permit the month-end Net Capital Ratio of RJA to be less than 10%. (b) With respect to RJA: (i) Consolidated Tangible Net Worth. At any time, permit Consolidated Tangible Net Worth of RJA and its Subsidiaries to be less than $1,687,000,000. (ii) Capital Ratio. At any time, permit the month-end Net Capital Ratio of RJA to be less than 10%. 7.12 Sanctions. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any party hereto of Sanctions. 7.13 Anti-Corruption Laws. Directly or indirectly, use the proceeds of any Credit Extension for any purpose which would materially breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or other similar anti-corruption legislation in other applicable jurisdictions. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. With respect to each Borrower, any of the following shall constitute an Event of Default with respect to such Borrower: (a) Non-Payment. Such Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within three Business Days after the same becomes due, any interest on any Loan, or any fee due hereunder, or (iii) within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or 65 CHAR1\1635542v6

(b) Specific Covenants. Such Borrower fails to perform or observe any term, covenant or agreement contained in Section 6.01, 6.02(a), 6.02(b), 6.03(a), 6.05(a)(i), or 6.11 or Article VII; or (c) Other Defaults. Such Borrower fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty days after the earlier of (i) the date on which such failure first became known to a Responsible Officer of such Borrower or (ii) written notice thereof is given to a Responsible Officer of such Borrower by the Administrative Agent; or (d) Representations and Warranties. Any representation, warranty, certification or statement of face made or deemed made by or on behalf of such Borrower herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be untrue in any material respect (other than those representations and warranties that are qualified by materiality, in which case in any respect) when made or deemed made; or (e) Cross-Default. Subject to the last two paragraphs of this Section 8.01, (i) such Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee of such Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts) or (B) after giving effect to any grace period applicable thereto, fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee of such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded and/or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which such Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which such Borrower or any Subsidiary is an Affected Party (as so defined) and, with respect to sub-paragraphs (i) and (ii) of this Section 8.01(e), the aggregate principal amount (including drawn and outstanding amounts owing to all creditors under any combined or syndicated credit arrangement) of such Indebtedness or Guarantee of Indebtedness under clause (i) above, plus the Swap Termination Value owed by such Borrower or any Subsidiary as a result of an event under clause (ii) above is, in the aggregate, more than (x) with respect to RJF and its Subsidiaries, the Threshold Amount or (y) with respect to RJA and its Subsidiaries, $40,000,000; or (f) Insolvency Proceedings, Etc. Such Borrower or any Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty calendar days; or any proceeding 66 CHAR1\1635542v6 under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty calendar days, or an order for relief is entered in any such proceeding; or (g) [reserved] (h) Judgments. There is entered against such Borrower or any Subsidiary one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of the claim and does not dispute coverage), and, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of such Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount; provided, however, that, for purposes of determining whether withdrawal liability associated with a Multiemployer Plan is in excess of the Threshold Amount, only the maximum annual withdrawal liability payment amount pursuant to Section 4219(c) of ERISA shall be taken into account, as opposed to the total aggregate withdrawal liability assessed, or (ii) such Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or such Borrower or any Subsidiary of such Borrower contests in any manner the validity or enforceability of any provision of any Loan Document; or such Borrower denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or (k) Change of Control. There occurs any Change of Control. For the avoidance of doubt, (i) a Default with respect to RJF that does not otherwise constitute a Default with respect to RJA, shall not result in a Default with respect to RJA hereunder and none of RJA’s rights hereunder shall be impaired as a result of such Default with respect to RJF, including RJA’s ability to request a Borrowing and receive Loans hereunder and (ii) a Default with respect to RJA that does not otherwise constitute a Default with respect to RJF, shall not result in a Default with respect to RJF hereunder and none of RJF’s rights hereunder shall be impaired as a result of such Default with respect to RJA, including RJF’s ability to request a Borrowing and receive Loans hereunder. Notwithstanding anything herein to the contrary, any default pursuant to Section 8.01(e)(i)(A) by RJA (including with respect to the Indebtedness hereunder) having an aggregate principal amount of more than the Threshold Amount shall constitute an Event of Default with respect to RJF. 8.02 Remedies Upon Event of Default. 67 CHAR1\1635542v6

If any Event of Default occurs and is continuing with respect to any Borrower, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans to such Borrower to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans to such Borrower, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by such Borrower; (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law or at equity; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to such Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans to such Borrower shall automatically terminate, the unpaid principal amount of all outstanding Loans to such Borrower and all interest and other amounts as aforesaid shall automatically become due and payable, without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.15, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth payable to them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the applicable Borrower or as otherwise required by Law. 68 CHAR1\1635542v6

ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX are solely for the benefit of the Administrative Agent, the Lenders, and the Borrowers shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto. 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and 69 CHAR1\1635542v6

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. Any such action taken or failure to act pursuant to the foregoing shall be binding on all Lenders. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by any Borrower or a Lender. Neither the Administrative Agent nor any of its Related Parties have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the 70 CHAR1\1635542v6

Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrowers. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrowers (provided that no such consent shall be required if an Event of Default shall have occurred and is continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrowers and such Person remove such Person as Administrative Agent and, with the consent of the Borrowers (provided that no such consent shall be required if an Event of Default shall have occurred and is continuing), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative 71 CHAR1\1635542v6

Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. Any resignation by or removal of Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation or removal as a Swing Line Lender. If any Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of a Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 9.08 No Other Duties; Etc. Anything herein to the contrary notwithstanding, none of the bookrunners, Arrangers, syndication agents, documentation agents or co-agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender hereunder. 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on such Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 11.04) allowed in such judicial proceeding; and 72 CHAR1\1635542v6

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. 9.10 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. 73 CHAR1\1635542v6

(b) In addition, unless either (i) Section 9.10(a)(i) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with Section 9.10(a)(iv), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). ARTICLE X [RESERVED] ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. Subject to Section 3.03(c), no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no such amendment, waiver or consent shall: (i) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent set forth in Section 4.02 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender); (ii) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled reduction of the Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced; (iii) reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees (other than pursuant to a fee letter separate from this Agreement in which all the Lenders are not a party thereto) or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such amount; provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of a Borrower to pay interest at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of 74 CHAR1\1635542v6 such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder; (iv) change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby; (v) change any provision of this Section 11.01(a) or the definition of “Required Lenders” without the written consent of each Lender directly affected thereby; (vi) release any Borrower without the consent of each Lender; or (b) unless also signed by the Administrative Agent, no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (c) unless also signed by a Swing Line Lender, no amendment, waiver or consent shall affect the rights or duties of a Swing Line Lender under this Agreement; provided, further, that notwithstanding anything to the contrary herein, (i) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein, (ii) the Required Lenders shall determine whether or not to allow any Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders, (iii) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (A) the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Lender and (B) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects such Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender, (iv) the Administrative Agent and the Borrowers may amend, modify or supplement this Agreement or any other Loan Document to cure or correct administrative errors or omissions, any ambiguity, omission, defect or inconsistency or to effect administrative changes, and such amendment shall become effective without any further consent of any other party to such Loan Document so long as (A) such amendment, modification or supplement does not adversely affect the rights of any Lender or other holder of Obligations in any material respect and (B) the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment, (v) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, each Borrower and the relevant Lenders providing such additional credit facilities to add one or more additional credit facilities to this Agreement, to permit the extensions of credit from time to time outstanding hereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans and the accrued interest and fees in respect thereof and to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders, and (vi) as to any amendment, amendment and restatement or other modifications otherwise approved in accordance with this Section 11.01, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment, amendment and restatement or 75 CHAR1\1635542v6 other modification, would have no Commitments or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective. 11.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to a Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and (ii) if to any other Lender (including a Swing Line Lender), to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the applicable Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, any Swing Line Lender or any Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and 76 CHAR1\1635542v6 identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet. (d) Change of Address, Etc. Each of any Borrower, any Swing Line Lender and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrowers, the Swing Line Lenders and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to a Borrower or its securities for purposes of United States Federal or state securities Laws. (e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 77 CHAR1\1635542v6

11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document (including the imposition of the Default Rate) preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against any Borrower shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as a Swing Line Lender) hereunder and under the other Loan Documents (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to such Borrower under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. Each Borrower shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out of pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) Indemnification by the Borrowers. Each Borrower shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), 78 CHAR1\1635542v6 incurred by any Indemnitee or asserted against any Indemnitee by any Person (including such Borrower) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by such Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to such Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by such Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by such Borrower against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that any Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by them to the Administrative Agent (or any sub-agent thereof), any Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposures of all Lenders at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or a Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or a Swing Line Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, no party hereto shall assert, and each such party hereby waives, and acknowledges that no other Person shall have, any claim on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that nothing contained in this clause (d) shall relieve any Borrower of any obligation it may have to indemnify an Indemnitee to against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third 79 CHAR1\1635542v6 party claim. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor. (f) Survival. The agreements in this Section and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, any Swing Line Lender, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. 11.05 Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan 80 CHAR1\1635542v6

Documents (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the related Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in subsection (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, each Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s Loans and Commitments, and rights and obligations with respect thereto, assigned, except that this clause (ii) shall not apply to a Swing Line Lender’s rights and obligations in respect of Swing Line Loans. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of each Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that each Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and (B) the consent of the Administrative Agent and the Swing Line Lenders (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee (to be paid by the assignor or assignee) in 81 CHAR1\1635542v6 the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) any Borrower or any of any Borrower’s Affiliates or Subsidiaries, (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of each Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the 82 CHAR1\1635542v6 equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person), a Defaulting Lender or any Borrower or any of any Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 11.01(a) that affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the 83 CHAR1\1635542v6

Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time a Lender acting as a Swing Line Lender assigns all of its Revolving Commitment and Loans pursuant to subsection (b) above, such Lender may upon thirty days’ notice to the Borrowers, resign as a Swing Line Lender. In the event of any such resignation as a Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders a successor Swing Line Lender hereunder; provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of such Lender as a Swing Line Lender. If a Lender resigns as a Swing Line Lender, it shall retain all the rights of a Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a Swing Line Lender, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Lender. 11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.01(b) or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating any Borrower or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Borrowers or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, (y) becomes available to the 84 CHAR1\1635542v6

Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers or (z) is independently discovered or developed by a party hereto without utilizing any Information received from any Borrower or violating the terms of this Section 11.07. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement (including information about this Agreement that is customarily provided to such parties), the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from any Borrower or any Subsidiary relating to any Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Borrower or any Subsidiary; provided that, in the case of information received from any Borrower or any Subsidiary after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning a Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. 11.08 Rights of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or their respective Affiliates, irrespective of whether or not such Lender or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower may be contingent or unmatured or are owed to a branch or office or Affiliate of such Lender different from the branch or office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the applicable Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. 85 CHAR1\1635542v6

Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or a Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 86 CHAR1\1635542v6

11.13 Replacement of Lenders. If the Borrowers are entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; and (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Each party hereto agrees that (a) an assignment required pursuant to this Section 11.13 may be effected pursuant to an Assignment and Assumption executed by the Borrowers, the Administrative Agent and the assignee and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided, that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided, further, that, any such documents shall be without recourse to or warranty by the parties thereto. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET 87 CHAR1\1635542v6

FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY 88 CHAR1\1635542v6

OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between such Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) such Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Arrangers and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for such Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, the Arrangers nor any Lender has any obligation to such Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and neither the Administrative Agent, the Arrangers nor any Lender has any obligation to disclose any of such interests to such Borrower and its Affiliates. To the fullest extent permitted by Law, such Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 11.17 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. 11.18 USA PATRIOT Act Notice. 89 CHAR1\1635542v6

Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies such Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Borrower in accordance with the Act. Each Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation. 11.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. [SIGNATURE PAGES FOLLOW] 90 CHAR1\1635542v6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. BORROWERS: RAYMOND JAMES FINANCIAL, INC., a Florida corporation By: /s/ Jeffrey P. Julien Name: Jeffrey P. Julien Title: EVP – Finance and Chief Financial Officer RAYMOND JAMES & ASSOCIATES, INC., a Florida corporation By: /s/ Tash S. Elwyn Name: Tash S. Elwyn Title: CEO and President RAYMOND JAMES FINANCIAL INC. RAYMOND JAMES & ASSOCIATES, INC. CREDIT AGREEMENT

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Charlene Wright-Jones Name: Charlene Wright-Jones Title: Vice President RAYMOND JAMES FINANCIAL INC. RAYMOND JAMES & ASSOCIATES, INC. CREDIT AGREEMENT

LENDERS: BANK OF AMERICA, N.A., as a Lender and a Swing Line Lender By: /s/ Sherman Wong Name: Sherman Wong Title: Director RAYMOND JAMES FINANCIAL INC. RAYMOND JAMES & ASSOCIATES, INC. CREDIT AGREEMENT

CITIBANK, N.A., as a Lender and a Swing Line Lender By: /s/ Maureen Maroney Name: Maureen Maroney Title: Vice President RAYMOND JAMES FINANCIAL INC. RAYMOND JAMES & ASSOCIATES, INC. CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender and a Swing Line Lender By: /s/ Victoria Teterceva Name: Victoria Tererceva Title: Vice President RAYMOND JAMES FINANCIAL INC. RAYMOND JAMES & ASSOCIATES, INC. CREDIT AGREEMENT

REGIONS BANK, as a Lender and a Swing Line Lender By: /s/ Hichem Kerma Name: Hichem Kerma Title: Director RAYMOND JAMES FINANCIAL INC. RAYMOND JAMES & ASSOCIATES, INC. CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender and a Swing Line Lender By: /s/ Michael Ugliarolo Name: Michael Ugliarolo Title: Vice President RAYMOND JAMES FINANCIAL INC. RAYMOND JAMES & ASSOCIATES, INC. CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender and a Swing Line Lender By: /s/ Steve Whitcomb Name: Steve Whitcomb Title: Senior Vice President RAYMOND JAMES FINANCIAL INC. RAYMOND JAMES & ASSOCIATES, INC. CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender and a Swing Line Lender By: /s/ Alaa Shraim Name: Alaa Shraim Title: Senior Vice President RAYMOND JAMES FINANCIAL INC. RAYMOND JAMES & ASSOCIATES, INC. CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as a Lender By: /s/ Matthew W. Thigpen Name: Matthew W. Thigpen Title: Vice President RAYMOND JAMES FINANCIAL INC. RAYMOND JAMES & ASSOCIATES, INC. CREDIT AGREEMENT